EXHIBIT 99.2
EXXON MOBIL CORPORATION

4Q11 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 4)

Earnings, $M	4Q11	3Q11	2Q11	1Q11	4Q10
Upstream
United States	1,184	1,184	1,449	1,279	1,317
Non-U.S.	7,645	7,210	7,092	7,396	6,163
Total	8,829	8,394	8,541	8,675	7,480
Downstream
United States	30	810	734	694	226
Non-U.S.	395	769	622	405	924
Total	425	1,579	1,356	1,099	1,150
Chemical
United States	383	538	625	669	522
Non-U.S.	160	465	696	847	545
Total	543	1,003	1,321	1,516	1,067

Corporate and financing	(397)	(646)	(538)	(640)	(447)
Net income attributable to ExxonMobil (U.S. GAAP)	9,400	10,330	10,680	10,650	9,250
Earnings per common share (U.S. GAAP)	1.97	2.13	2.19	2.14	1.86
Earnings per common share
- assuming dilution (U.S. GAAP)	1.97	2.13	2.18	2.14	1.85

Special Items, $M
Upstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Downstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Chemical
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0

Corporate and financing	0	0	0	0	0
Corporate total	0	0	0	0	0

Earnings Excluding Special Items, $M
Upstream
United States	1,184	1,184	1,449	1,279	1,317
Non-U.S.	7,645	7,210	7,092	7,396	6,163
Total	8,829	8,394	8,541	8,675	7,480
Downstream
United States	30	810	734	694	226
Non-U.S.	395	769	622	405	924
Total	425	1,579	1,356	1,099	1,150
Chemical
United States	383	538	625	669	522
Non-U.S.	160	465	696	847	545
Total	543	1,003	1,321	1,516	1,067

Corporate and financing	(397)	(646)	(538)	(640)	(447)
Corporate total	9,400	10,330	10,680	10,650	9,250
EPS excluding Special Items - assuming dilution	1.97	2.13	2.18	2.14	1.85

EXXON MOBIL CORPORATION

4Q11 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 4)

Supplemental Information (continued)

Net production of crude oil and	4Q11	3Q11	2Q11	1Q11	4Q10
natural gas liquids, kbd
United States	432	405	429	428	455
Canada/South America	247	256	240	262	266
Europe	257	247	273	306	335
Africa	468	481	522	561	618
Asia	800	806	834	792	800
Australia/Oceania	46	54	53	50	52
Total liquids production	2,250	2,249	2,351	2,399	2,526

Natural gas production available for sale, mcfd
United States	4,005	3,917	3,842	3,904	3,869
Canada/South America	400	381	397	468	564
Europe	3,866	2,471	2,694	4,783	4,596
Africa	8	5	8	6	9
Asia	5,103	5,036	4,961	5,089	5,350
Australia/Oceania	295	387	365	275	264
Total natural gas production available for sale	13,677	12,197	12,267	14,525	14,652

Total worldwide liquids and gas production, koebd	4,530	4,282	4,396	4,820	4,968

Refinery throughput, kbd
United States	1,839	1,743	1,783	1,771	1,732
Canada	433	436	397	452	467
Europe	1,526	1,535	1,602	1,446	1,501
Asia Pacific	1,157	1,231	1,109	1,223	1,307
Other Non-U.S.	295	287	302	288	291
Total refinery throughput	5,250	5,232	5,193	5,180	5,298

Petroleum product sales, kbd
United States	2,579	2,577	2,488	2,475	2,581
Canada	463	469	441	447	475
Europe	1,592	1,623	1,634	1,533	1,576
Asia Pacific	1,221	1,237	1,140	1,218	1,277
Other Non-U.S.	638	652	628	594	646
Total petroleum product sales	6,493	6,558	6,331	6,267	6,555

Gasolines, naphthas	2,626	2,568	2,498	2,470	2,615
Heating oils, kerosene, diesel	2,080	2,013	1,949	2,034	2,106
Aviation fuels	492	532	481	464	472
Heavy fuels	568	628	601	555	602
Specialty products	727	817	802	744	760
Total petroleum product sales	6,493	6,558	6,331	6,267	6,555

Chemical prime product sales, kt
United States	2,392	2,280	2,303	2,275	2,214
Non-U.S.	3,879	3,952	3,878	4,047	4,135
Total chemical prime product sales	6,271	6,232	6,181	6,322	6,349

EXXON MOBIL CORPORATION

4Q11 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 4)

Supplemental Information (continued)

Average Realization Data	4Q11	3Q11	2Q11	1Q11	4Q10
United States
ExxonMobil
Crude ($/b)	102.63	95.58	105.27	92.55	80.89
Natural Gas ($/kcf)	3.44	4.14	4.20	3.99	3.70

Benchmarks
WTI ($/b)	94.07	89.70	102.44	93.98	85.06
ANS-WC ($/b)	110.36	111.74	115.41	102.53	85.82
Henry Hub ($/mbtu)	3.54	4.20	4.32	4.11	3.80

Non-U.S.
ExxonMobil
Crude ($/b)	106.10	107.32	112.05	100.75	83.53
Natural Gas ($/kcf)	9.18	8.28	8.31	8.17	7.24
European NG ($/kcf)	10.18	9.47	9.80	9.19	8.23

Benchmarks
Brent ($/b)	109.31	113.46	117.36	104.97	86.48

Capital and Exploration Expenditures, $M
Upstream
United States	2,414	2,172	4,075	2,080	2,453
Non-U.S.	6,589	5,580	5,361	4,820	6,346
Total	9,003	7,752	9,436	6,900	8,799
Downstream
United States	152	135	114	117	170
Non-U.S.	493	406	370	333	519
Total	645	541	484	450	689
Chemical
United States	93	76	65	56	83
Non-U.S.	235	245	287	393	435
Total	328	321	352	449	518
Other	43	6	34	22	55

Total Capital and Exploration Expenditures	10,019	8,620	10,306	7,821	10,061

Exploration Expense Charged to Income, $M
Consolidated - United States	88	68	49	63	121
- Non-U.S.	332	657	543	270	427
Non-consolidated - ExxonMobil share - United States	3	2	4	1	1
- Non-U.S.	9	1	2	1	9
Exploration Expenses Charged to Income Included Above	432	728	598	335	558

Effective Income Tax Rate, %	47%	47%	45%	47%	43%

Common Shares Outstanding (millions)
At quarter end	4,734	4,793	4,862	4,926	4,979
Average - assuming dilution	4,775	4,843	4,912	4,971	5,031

Total Cash, Cash Equivalent and Marketable Securities ($G)[1]	13.1	11.3	10.3	13.2	8.5

Total Debt ($G)	17.0	16.8	16.5	15.9	15.0

Cash Flow from Operations and Asset Sales ($G)
Net cash provided by operating activities	10.7	14.9	12.9	16.9	13.0
Proceeds associated with asset sales	6.9	1.4	1.5	1.3	1.7
Cash flow from operations and asset sales	17.6	16.3	14.4	18.2	14.7

The above numbers reflect ExxonMobil's current estimate of volumes and realizations given data available as of the end of the fourth quarter of 2011. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.
[1] Includes restricted cash of $0.4G in 4Q11, $0.2G in 3Q11, $0.2G in 2Q11, $0.4G in 1Q11 and $0.6G in 4Q10

EXXON MOBIL CORPORATION

4Q11 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 4)

Earnings Factor Analysis, $M	4Q11 vs. 4Q10	4Q11 vs. 3Q11	2011 vs. 2010
Upstream
Prior Period	7,480	8,394	24,097
Realization	1,990	190	10,650
Volume/Mix	-1,450	50	-2,520
Other	810	190	2,210
Current Period	8,829	8,829	34,439
Downstream
Prior Period	1,150	1,579	3,567
Margin	-740	-1,570	800
Volume/Mix	-30	60	630
Other	40	360	-540
Current Period	425	425	4,459
Chemical
Prior Period	1,067	1,003	4,913
Margin	-230	-390	260
Volume/Mix	-40	10	-180
Other	-250	-80	-610
Current Period	543	543	4,383

Upstream Volume Factor Analysis, KOEBD
Prior Period	4,968	4,282	4,447
Entitlements	-200	31	-124
Quotas	28	0	32
Divestments	-52	-17	-43
Net Growth	-214	234	194
Current Period	4,530	4,530	4,506

Sources and Uses of Funds ($G)	4Q11	2011
Beginning Cash / Marketable Securities	11.3	8.5
Earnings	9.4	41.1
Depreciation	4.1	15.6
Working Capital / Other	-2.8	-1.3
Proceeds Associated with Asset Sales	6.9	11.1
Additions to PP&E	-8.6	-31.0
Shareholder Distributions	-7.2	-29.0
Additional Financing / Investing	0.0	-1.9
Ending Cash / Marketable Securities	13.1	13.1

Notes:
Earnings exclude special items, if applicable.
The 4Q11 beginning and ending balances include restricted cash of $0.2G and $0.4G, respectively.
The 2011 beginning and ending balances include restricted cash of $0.6G and $0.4G, respectively.
The 4Q11 ending balance includes cash on deposit for potential asset sales.